DIREXION SHARES ETF TRUST

Supplement dated April 20, 2017

to the Prospectus dated February 28, 2017

for each series of the Direxion Shares ETF Trust

Effective immediately, the table under the heading “Creations, Redemptions and Transaction Fees - Transaction Fees on Creation and Redemption Transactions” in the statutory section of the Prospectus for each series of the Direxion Shares ETF Trust is revised to reflect a “Maximum Additional Charge for Purchases and Redemptions” of up to 2.00%.

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For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your Prospectus.